UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

Trinseo PLC

(Exact name of registrant as specified in its charter)

Ireland	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

440 East Swedesford Road, Suite 301,

Wayne, Pennsylvania 19087

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading symbol(s)	Name of Each Exchange on which registered
Ordinary Shares, par value $0.01 per share	TSEOF	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

Adjournment of Annual General Meeting

On September 23, 2026, Trinseo PLC (the “Company”) convened its 2026 annual general meeting (the “Annual Meeting”). The Chair of the Annual Meeting adjourned the Annual Meeting to September 30, 2026 at 8:30 a.m. EST (the “Adjourned Annual Meeting”) in accordance with the Company’s constitution due to the failure of a quorum to be present in person or by proxy.

The Adjourned Annual Meeting is currently scheduled to be held at 440 E. Swedesford Rd., Suite 301, Wayne, Pennsylvania 19380, United States (with an audio and video link available for shareholders in Ireland at McCann FitzGerald LLP, Riverside One, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, D02 X576, Ireland at 1:30 p.m. IST). Only shareholders of record as of the close of business on July 30, 2026 are entitled to vote at or attend the Adjourned Annual Meeting. No changes have been made to the proposals that shareholders will vote on at the Adjourned Annual Meeting.

Item 8.01 Other Events.

Adjournment of Extraordinary General Meeting

The Company convened an Extraordinary General Meeting of Shareholders (the “Extraordinary General Meeting”) on September 23, 2026 at 8:45 a.m. EST. The Chair of the Extraordinary General Meeting adjourned the meeting to September 30, 2026, at 8:45 a.m. EST (the “Adjourned Extraordinary General Meeting”) in accordance with the Company’s constitution due to the failure of a quorum to be present in person or by proxy.

The Adjourned Extraordinary General Meeting will be held at 440 E. Swedesford Rd., Suite 301, Wayne, Pennsylvania 19380, United States (with an audio and video link available for shareholders in Ireland at McCann FitzGerald LLP, Riverside One, Sir John Rogerson’s Quay, Grand Canal Dock, Dublin 2, D02 X576, Ireland at 1:45 p.m. IST). Only shareholders of record as of the close of business on August 12, 2026 are entitled to attend the Adjourned Extraordinary General Meeting. As previously disclosed, no resolutions are being proposed at the Adjourned Extraordinary General Meeting, and no substantive matter will be presented for a vote or otherwise acted upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO PLC

	By:	/s/ Angelo Chaclas
	Name:	Angelo Chaclas
	Title:	Senior Vice President and Chief Legal Officer

Date: September 23, 2026